UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2024

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Gay Street, Suite 1610, Knoxville, TN 37929

(Address of Principal Executive Offices) (Zip Code)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 21, 2024, Provectus Biopharmaceuticals, Inc. (the “Company”) entered into a Conversion Agreement (the “Conversion Agreement”) with Dominic Rodrigues, the Company’s Vice Chairman and President, that provides for the forfeiture and redemption of 11,416,262 shares (the “Forfeited Shares”) of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), held by Mr. Rodrigues in exchange for 1,141,626 shares of the Company’s Series D-1 Convertible Preferred Stock, par value $0.001 per share (the “Series D-1 Preferred Stock”). The shares of Series D-1 Preferred Stock will be issued to Mr. Rodrigues after the filing of the Amendments (as defined below).

Mr. Rodrigues agreed to enter into the Conversion Agreement in order to permit the Company to increase the number of authorized shares of Series D-1 Preferred Stock. The shares of the Company’s Series D-1 Preferred Stock issued to Mr. Rodrigues as consideration for the Forfeited Shares are economically equivalent to the Forfeited Shares that he owned before entering into the Conversion Agreement.

The foregoing description of the Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Conversion Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 24, 2024, the Company filed a Certificate of Amendment to the Certificate of Designation of Preferences, Rights, and Limitations of Series D Convertible Preferred Stock (the “Series D Amendment”) with the Secretary of State of the State of Delaware, reducing the number of authorized shares of Series D Preferred Stock from 12,374,000 to 957,100 shares. Following the filing of the Series D Amendment, the Company then filed on the same day a Certificate of Amendment to the Certificate of Designation of Preferences, Rights, and Limitations of Series D-1 Convertible Preferred Stock (the “Series D-1 Amendment,” and together with the Series D Amendment, the “Amendments”) with the Secretary of State of the State of Delaware, increasing the number of authorized shares of Series D-1 Preferred Stock from 11,241,000 to 23,042,900 shares.

The foregoing descriptions of the Series D Amendment and Series D-1 Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendments, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Designation of Preferences, Rights, and Limitations of Series D Convertible Preferred Stock

3.2	Certificate of Amendment to the Certificate of Designation of Preferences, Rights, and Limitations of Series D-1 Convertible Preferred Stock

10.1	Conversion Agreement, dated June 21, 2024, by and between the Company and Dominic Rodrigues

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2024

PROVECTUS BIOPHARMACEUTICALS, INC.

	By:	/s/ Heather Raines
Heather Raines
Chief Financial Officer (Principal Financial Officer)